UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2022
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On December 13, 2022, American Airlines Group Inc. (“AAG”) and American Airlines, Inc., a wholly owned subsidiary of AAG (“AAI” and, together with AAG, the “Company”), announced that, effective January 1, 2023, Devon E. May, currently the Company’s Senior Vice President—Finance and Investor Relations, will assume the role of Executive Vice President and Chief Financial Officer. Derek J. Kerr will transition from his position as Chief Financial Officer as of year-end. Mr. Kerr will remain the Company’s Vice Chair and President of American Eagle and will assume the role of Strategic Advisor.
Mr. May, 46, has served as the Company’s Senior Vice President—Finance and Investor Relations since February 2022. Prior to this, Mr. May served in a variety of senior roles in the Company’s finance, regional, operations planning and network planning organizations since joining the Company’s predecessor in 2002.
At this time, any compensation adjustments in connection with Mr. May’s appointment as Chief Financial Officer have not been determined. The Company will file an amendment to this Current Report on Form 8-K disclosing any compensation adjustments made in connection with such appointment if and when they have been determined.

ITEM 7.01.	REGULATION FD DISCLOSURE.
On December 13, 2022, the Company issued a press release announcing the appointment of Mr. May as Executive Vice President and Chief Financial Officer and the transition of Mr. Kerr to the role of Vice Chair, President of American Eagle and Strategic Advisor. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 13, 2022.

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: December 13, 2022	By:	/s/ Priya R. Aiyar
Priya R. Aiyar
Executive Vice President, Chief Legal Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: December 13, 2022	By:	/s/ Priya R. Aiyar
Priya R. Aiyar
Executive Vice President, Chief Legal Officer